EXHIBIT 10.3

Confidential Treatment Requested by Tesla Motors, Inc.

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of November 1, 2016 (the “Effective Date”), by and among Tesla 2014 Warehouse SPV LLC (the “Borrower”), Tesla Finance LLC, as servicer (“TFL”), the lenders (the “Lenders”) and group agents party thereto from time to time, and Deutsche Bank AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used in this Amendment (including the Recitals), to the extent not otherwise defined herein, shall have the respective meanings assigned such terms in the Loan and Security Agreement, dated August 31, 2016 (as may be further amended, restated, amended and restated, modified, or otherwise supplemented, the “Loan and Security Agreement”), among the Borrower, TFL, Lenders and group agents party thereto from time to time and the Administrative Agent.

RECITALS

WHEREAS, the Borrower, TFL and the Administrative Agent desire to make certain amendments to the Loan and Security Agreement on the terms and conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendments to the Loan and Security Agreement.

a.The definition of “Portfolio Performance Condition” contained in Section Section 1.01 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

“Portfolio Performance Condition” shall mean, on any date of determination, the occurrence of any one or more of the following events:

(i)         the annualized average of the Delinquency Ratios for any three (3) consecutive Settlement Periods shall exceed [***]; or

(ii)        the Residual Value Performance Ratio, as of any Statistically Significant RVPR Calculation Date shall be less than [***]; or

(iii)       the annualized average of the Credit Loss Ratios for the three (3) most recent Settlement Periods shall exceed [***];

provided, however, that a Portfolio Performance Condition shall no longer be deemed to be continuing if:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

EXHIBIT 10.3

Confidential Treatment Requested by Tesla Motors, Inc.

(x) with respect to the Portfolio Performance Condition referred to in clause (i), the annualized average of the Delinquency Ratios for the three (3) most recent consecutive Settlement Periods subsequent to the occurrence of such Condition shall be less than or equal to [***],

(y) with respect to the Portfolio Performance Condition referred to in clause (ii), the Residual Value Performance Ratio as of the first Statistically Significant RVPR Calculation Date subsequent to the occurrence of such Condition shall be greater than or equal to [***],

(z) with respect to the Portfolio Performance Condition referred to in clause (iii), the annualized average of the Credit Loss Ratios for the three (3) most recent Settlement Periods subsequent to the occurrence of such Condition shall be less than or equal to [***].

2.	Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied or waived by:

(a)The Administrative Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)The representations and warranties set forth herein and in the Transaction Documents (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) shall be true and correct in all material respects.

(c)The Administrative Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Administrative Agent.

3.Representations and Warranties.  The Borrower and TFL each individually represents and warrants to Administrative Agent and the Lenders as follows:

(a)Authority.  Such Person has the requisite power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Transaction Documents (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by such Person of this Amendment have been duly approved by all necessary action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on such Person, which would be reasonably likely to have a Material Adverse Effect.

(b)Enforceability.  This Amendment and each Transaction Document (as amended or modified hereby) is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their terms, except as enforceability may be limited by equitable principles relating to enforceability or by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(c)Representations and Warranties.  The representations and warranties contained in each Transaction Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d)No Default.  After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

4.Choice of Law.  The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

5.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6.Reference to and Effect on the Transaction Documents. Upon and after the effectiveness of this Amendment, each reference in the Loan and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Loan and Security Agreement, and each reference in the other Transaction Documents to “the Loan and Security Agreement”, “thereof” or words of like import referring to the Loan and Security Agreement, shall mean and be a reference to the Loan and Security Agreement as modified and amended hereby. This Amendment shall constitute a “Transaction Document” for all purposes of the Loan and Security Agreement and the other Transaction Documents.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TFL:

TESLA FINANCE, LLC

By: /s/ William Donnelly
Name: William Donnelly
Title:    President

BORROWER:

TESLA 2014 WAREHOUSE SPV, LLC

By: /s/ Susan Repo
Name: Susan Repo
Title:   Vice President

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

ADMINISTRATIVE AGENT AND LENDER:

DEUTSCH BANK AG, NEW YORK BRANCH

By: /s/ Katherine Bologna
Name: Katherine Bologna
Title: Director

By: /s/ Maureen Farley
Name: Maureen Farley
Title: Vice President

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.